CrowdStrike Reports Third Quarter Fiscal Year 2022 Financial Results

•Net new ARR growth accelerates
•Ending ARR grows 67% year-over-year to surpass $1.5 billion
•Adds over 1,600 net new subscription customers for the second consecutive quarter
•Delivers record operating and free cash flow

SUNNYVALE, Calif., December 1, 2021 -- CrowdStrike Holdings, Inc. (Nasdaq: CRWD), a leader in cloud-delivered endpoint and workload protection, today announced financial results for the third quarter fiscal year 2022, ended October 31, 2021.

“CrowdStrike delivered a robust third quarter with broad-based strength across multiple areas of the business leading to net new ARR growth accelerating and ending ARR growing 67% year-over-year to surpass the $1.5 billion milestone. Our outstanding results this quarter demonstrate the flywheel effect of our platform and reflect continued strong customer adoption for our core products in addition to the growing success of our newer product initiatives including identity protection, log management and cloud. With our leading technology, unmatched platform and approach to stopping breaches, we continue to eclipse our competitors and extend our leadership position,” said George Kurtz, CrowdStrike’s co-founder and chief executive officer.

Commenting on the company’s financial results, Burt Podbere, CrowdStrike’s chief financial officer, added, “CrowdStrike once again delivered exceptional results, maintained very high unit economics, drove leverage and generated strong operating and free cash flow as we expanded our leadership across the market from large enterprises to small businesses. Given the growth drivers of our business, as well as our exceptional third quarter performance and momentum into the fourth quarter, we are once again raising our guidance for the fiscal year 2022.”

Third Quarter Fiscal 2022 Financial Highlights

•Revenue: Total revenue was $380.1 million, a 63% increase, compared to $232.5 million in the third quarter of fiscal 2021. Subscription revenue was $357.0 million, a 67% increase, compared to $213.5 million in the third quarter of fiscal 2021.

•Annual Recurring Revenue (ARR) increased 67% year-over-year and grew to $1.51 billion as of October 31, 2021, of which $170.0 million was net new ARR added in the quarter. Net new ARR year-over-year growth accelerated to 46% on an as reported basis and 55% on an organic basis.

•Subscription Gross Margin: GAAP subscription gross margin was 76%, compared to 77% in the third quarter of fiscal 2021. Non-GAAP subscription gross margin was 79%, compared to 78% in the third quarter of fiscal 2021.

•Income/Loss from Operations: GAAP loss from operations was $40.3 million, compared to $24.2 million in the third quarter of fiscal 2021. Non-GAAP income from operations was $50.7 million, compared to $18.9 million in the third quarter of fiscal 2021.

•Net Income/Loss Attributable to CrowdStrike: GAAP net loss attributable to CrowdStrike was $50.5 million, compared to $24.5 million in the third quarter of fiscal 2021. GAAP net loss per share attributable to CrowdStrike common stockholders was $0.22, compared to $0.11 in the third quarter of fiscal 2021. Non-GAAP net income attributable to CrowdStrike was $41.1 million, compared to $18.6 million in the third quarter of fiscal 2021. Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted, was $0.17, compared to $0.08 in the third quarter of fiscal 2021.

•Cash Flow: Net cash generated from operations was $159.1 million, compared to $88.5 million in the third quarter of fiscal 2021. Free cash flow was $123.5 million, compared to $76.1 million in the third quarter of fiscal 2021.

•Cash and Cash Equivalents grew to $1.91 billion as of October 31, 2021.

Recent Highlights

•Added 1,607 net new subscription customers in the quarter for a total of 14,687 subscription customers as of October 31, 2021, representing 75% growth year-over-year.

•CrowdStrike’s subscription customers that have adopted four or more modules, five or more modules and six or more modules increased to 68%, 55%, and 32%, respectively, as of October 31, 2021.

•Unveiled a series of new offerings and partnerships during the fifth annual Fal.Con cybersecurity conference. Announcements included Falcon XDR, the CrowdXDR Alliance, Humio Community Edition, Falcon Fusion, Falcon FileVantage, Falcon CWP Complete, a joint initiative with Google to launch the Work Safer program, and a partnership with leading enterprise automation software company, UIPath.

•Acquired SecureCircle, a SaaS-based cybersecurity service that extends Zero Trust security to data on the endpoint. CrowdStrike intends to leverage SecureCircle’s revolutionary technology and team to extend its industry leading Zero Trust endpoint security device and identity capabilities to include data.

•Named a leader in IDC MarketScape: Worldwide Modern Endpoint Security for Enterprise 20211.

•Won Best Endpoint Detection and Response Product for the second year in a row in SE Labs’ 2021 Annual Report.

•Announced that the Cybersecurity and Infrastructure Security Agency (CISA) has worked with multiple federal agencies to select CrowdStrike as one of the major platforms to support the Executive Order endpoint detection and response initiative.

•Enhanced the technology integration between CrowdStrike and AWS to offer additional features to help joint customers protect against ransomware attacks and identity-based threats.

•Announced Falcon Horizon support for Google Cloud environments, extending CrowdStrike’s Cloud Security Posture Management solution to protect the three largest cloud providers.

•Achieved FedRAMP authorization of CrowdStrike Falcon Forensics. Hosted within GovCloud, Falcon Forensics speeds the response time and remediation of critical security incidents for agencies by providing increased visibility and automated analysis.

•Humio was awarded the Enterprise Management Associates Top 3 Award in the Log Management and Observability category of their Enterprise Decision Guide 2021 report.

1 IDC MarketScape: Worldwide Modern Endpoint Security for Enterprise 2021 Vendor Assessment Doc #US48306021, November 2021.

Financial Outlook

CrowdStrike is providing the following guidance for the fourth quarter of fiscal 2022 (ending January 31, 2022) and increasing its guidance for fiscal year 2022 (ending January 31, 2022):

	Q4 FY22 Guidance	Full Year FY22 Guidance
Total revenue	$406.5 - $412.3 million	$1,427.1 - $1,432.9 million
Non-GAAP income from operations	$55.2 - $59.5 million	$171.0 - $175.3 million
Non-GAAP net income attributable to CrowdStrike	$45.2 - $49.4 million	$135.4 - $139.7 million
Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	$0.19 - $0.21	$0.57 - $0.59
Weighted average shares used in computing non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	241 million	238 million

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Guidance for non-GAAP financial measures excludes stock-based compensation expense, amortization expense of acquired intangible assets, including purchased patents, amortization of debt issuance costs and discount, legal reserve and settlement charges or benefits, gain (loss) and other income from strategic investments, acquisition-related expenses, and tax costs for intellectual property integration relating to the Humio acquisition. We have not provided the most directly comparable GAAP measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation for non-GAAP income from operations, non-GAAP net income attributable to CrowdStrike, and non-GAAP net income per share attributable to CrowdStrike common stockholders is not available without unreasonable effort.
Conference Call Information
CrowdStrike will host a conference call for analysts and investors to discuss its earnings results for the third quarter of fiscal 2022 and outlook for its fiscal third quarter and year 2022 today at 2:00 p.m. Pacific time (5:00 p.m. Eastern time). A recorded webcast of the event will also be available for one year on the CrowdStrike Investor Relations website ir.crowdstrike.com.

Date:	December 1, 2021
Time:	2:00 p.m. Pacific time / 5:00 p.m. Eastern time
Dial-in number:	409-937-8967, conference ID: 9767096
Webcast:	ir.crowdstrike.com
Forward-Looking Statements
This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding our future growth, and future financial and operating performance, including our financial outlook for the fiscal fourth quarter and fiscal year 2022. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: our limited operating history; risks associated with our growth; our ability to identify and effectively implement the necessary changes to address execution challenges; the impact of the COVID-19 pandemic on our and our customers’ business; our limited experience with new product and subscription and support introductions and the risks associated with new products and subscription and support offerings, including the risk of defects, errors, or vulnerabilities; our ability to attract new and retain existing customers; our ability to successfully integrate acquisitions; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products and subscriptions and support; our ability to collaborate and integrate our products with offerings from other parties to deliver benefits to customers; rapidly evolving technological developments in the market for security products and subscription and support offerings; length of sales cycles; and general market, political, economic, and business conditions, including those related to COVID-19.

Further information on risks, uncertainties and other factors that could affect our financial results are included in the filings we make with the Securities and Exchange Commission (“SEC”) from time to time, including our most recently filed Quarterly Report on Form 10-Q and subsequent filings.
You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Use of Non-GAAP Financial Information
We believe that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below, as well as the “Explanation of Non-GAAP Financial Measures” section of this press release.

Channels for Disclosure of Information

We intend to announce material information to the public through the CrowdStrike Investor Relations website ir.crowdstrike.com, SEC filings, press releases, public conference calls, and public webcasts. We use these channels, as well as social media and our blog, to communicate with our investors, customers, and the public about our company, our offerings, and other issues. It is possible that the information we post on social media and our blog could be deemed to be material information. As such, we encourage investors, the media, and others to follow the channels listed above, including the social media channels listed on our investor relations website, and to review the information disclosed through such channels. Any updates to the list of disclosure channels through which we will announce information will be posted on the investor relations page on our website.
About CrowdStrike Holdings
CrowdStrike provides cloud-delivered endpoint and cloud workload protection. Leveraging artificial intelligence (AI), the CrowdStrike Falcon® platform protects customers against cyberattacks on endpoints on or off the network by offering visibility and protection across the enterprise.
Copyright © 2021 CrowdStrike, Inc. All rights reserved. CrowdStrike and CrowdStrike Falcon® are the registered trademarks of CrowdStrike, Inc. CrowdStrike owns other trademarks and service marks, and may use the brands of third parties to identify their products and services.
Investor Relations Contact
CrowdStrike Holdings, Inc.
Maria Riley, Vice President of Investor Relations
investors@crowdstrike.com
669-721-0742
Media Contact
CrowdStrike Holdings, Inc.
Kevin Benacci, Sr. Director, Corporate Communications
press@crowdstrike.com
216-409-5055
###

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020
Revenue
Subscription	$357,030	$213,530	$954,094	$560,008
Professional services	23,021	18,930	66,490	49,501
Total revenue	380,051	232,460	1,020,584	609,509
Cost of revenue
Subscription (1)(2)	85,464	49,583	226,360	130,864
Professional services (1)	16,200	11,944	44,241	31,949
Total cost of revenue	101,664	61,527	270,601	162,813
Gross profit	278,387	170,933	749,983	446,696
Operating expenses
Sales and marketing (1)(2)	164,960	105,602	453,952	288,867
Research and development (1)(2)	97,630	57,539	266,265	148,600
General and administrative (1)(2)(3)(4)	56,061	31,951	148,780	85,955
Total operating expenses	318,651	195,092	868,997	523,422
Loss from operations	(40,264)	(24,159)	(119,014)	(76,726)
Interest expense(5)	(6,403)	(193)	(18,929)	(510)
Other income, net(6)	690	272	6,077	5,537
Loss before provision for income taxes	(45,977)	(24,080)	(131,866)	(71,699)
Provision for income taxes(7)	4,473	451	58,773	1,928
Net loss	(50,450)	(24,531)	(190,639)	(73,627)
Net income attributable to noncontrolling interest	5	—	2,183	—
Net loss attributable to CrowdStrike	$(50,455)	$(24,531)	$(192,822)	$(73,627)
Net loss per share attributable to CrowdStrike common stockholders, basic and diluted	$(0.22)	$(0.11)	$(0.85)	$(0.34)
Weighted-average shares used in computing net loss per share attributable to CrowdStrike common stockholders, basic and diluted	228,293	219,401	226,292	216,432
_____________________________
(1)Includes stock-based compensation expense as follows:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020

	(in thousands)		(in thousands)
Subscription cost of revenue	$5,969	$3,226	$15,548	$7,856
Professional services cost of revenue	2,546	1,551	6,963	3,947
Sales and marketing	25,499	12,811	68,178	35,101
Research and development	27,333	11,771	70,942	25,700
General and administrative	25,319	11,251	55,684	29,357
Total stock-based compensation expense	$86,666	$40,610	$217,315	$101,961

(2)Includes amortization of acquired intangible assets, including purchased patents, as follows:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020

	(in thousands)		(in thousands)
Subscription cost of revenue	$2,784	$272	$7,550	$397
Sales and marketing	540	91	1,509	153
Research and development	—	9	—	29
General and administrative	13	—	13	—
Total amortization of acquired intangible assets	$3,337	$372	$9,072	$579
(3)Includes acquisition-related expenses as follows:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020

	(in thousands)		(in thousands)
General and administrative	$971	$2,119	$5,912	$2,119
Total acquisition-related expenses	$971	$2,119	$5,912	$2,119
(4)Includes legal reserve and settlement charges as follows:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020

	(in thousands)		(in thousands)
General and administrative	$—	$—	$2,500	$—
Total legal reserve and settlement charges	$—	$—	$2,500	$—

(5)Includes amortization of debt issuance costs and discount as follows:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020

	(in thousands)		(in thousands)
Interest expense	$546	$—	$1,639	$—
Total amortization of debt issuance costs and discount	$546	$—	$1,639	$—
(6)Includes gains and other income from strategic investment as follows:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020

	(in thousands)		(in thousands)
Other income, net	$10	$—	$4,366	$—
Total gains and other income from strategic investments	$10	$—	$4,366	$—
(7)Includes tax costs for intellectual property integration relating to the Humio acquisition as follows:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020

	(in thousands)		(in thousands)
Provision for income taxes	$—	$—	$48,824	$—
Total provision for income taxes	$—	$—	$48,824	$—

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	October 31,	January 31,
	2021	2021
Assets
Current assets:
Cash and cash equivalents	$1,907,508	$1,918,608
Accounts receivable, net of allowance for credit losses	283,272	239,199
Deferred contract acquisition costs, current	108,636	80,850
Prepaid expenses and other current assets	60,670	53,617
Total current assets	2,360,086	2,292,274
Strategic investments	22,665	2,500
Property and equipment, net	242,224	167,014
Operating lease right-of-use assets	33,893	36,484
Deferred contract acquisition costs, noncurrent	162,309	117,906
Goodwill	373,889	83,566
Intangible assets, net	82,870	15,677
Other long-term assets	21,681	17,112
Total assets	$3,299,617	$2,732,533
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$7,167	$12,065
Accrued expenses	76,758	51,117
Accrued payroll and benefits	94,738	71,907
Operating lease liabilities, current	9,706	8,977
Deferred revenue	974,571	701,988
Other current liabilities	78,607	17,499
Total current liabilities	1,241,547	863,553
Long-term debt	739,145	738,029
Deferred revenue, noncurrent	313,625	209,907
Operating lease liabilities, noncurrent	27,895	31,986
Other liabilities, noncurrent	17,835	17,184
Total liabilities	2,340,047	1,860,659
Commitments and contingencies
Stockholders’ Equity
Common stock, Class A and Class B	115	112
Additional paid-in capital	1,870,120	1,598,259
Accumulated deficit	(922,938)	(730,116)
Accumulated other comprehensive income	885	2,319
Total CrowdStrike Holdings, Inc. stockholders’ equity	948,182	870,574
Non-controlling interest	11,388	1,300
Total stockholders’ equity	959,570	871,874
Total liabilities and stockholders’ equity	$3,299,617	$2,732,533

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended October 31,
	2021	2020
Operating activities
Net loss	$(190,639)	$(73,627)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	39,247	27,728
Loss on disposal of property and equipment	259	—
Amortization of intangible assets	9,072	579
Amortization of deferred contract acquisition costs	79,712	44,940
Non-cash operating lease costs	6,727	7,666
Stock-based compensation expense	217,315	101,961
Gain on sale of debt securities, net	—	(1,347)
Amortization of marketable securities purchased at a premium	—	578
Non-cash interest expense	1,824	506
Change in fair value of strategic investments	(4,356)	—
Changes in operating assets and liabilities, net of impact of acquisitions
Accounts receivable, net	(40,644)	(6,603)
Deferred contract acquisition costs	(151,901)	(84,741)
Prepaid expenses and other assets	(9,788)	1,487
Accounts payable	(7,033)	6,556
Accrued expenses and other current liabilities	81,826	1,643
Accrued payroll and benefits	22,258	18,712
Operating lease liabilities	(7,394)	(1,434)
Deferred revenue	375,582	189,582
Other liabilities, noncurrent	(7,001)	7,917
Net cash provided by operating activities	415,066	242,103
Investing activities
Purchases of property and equipment	(85,420)	(40,245)
Capitalized internal-use software and website development	(15,201)	(6,345)
Purchase of strategic investments	(15,809)	(1,500)
Business acquisitions, net of cash acquired	(353,746)	(85,469)
Purchase of intangible assets	(680)	—
Purchases of marketable securities	—	(84,904)
Proceeds from sales of marketable securities	—	639,586
Maturities of marketable securities	—	91,605
Net cash (used in) provided by investing activities	(470,856)	512,728
Financing activities
Payment of debt issuance costs related to revolving line of credit	(219)	—
Payment of debt issuance costs related to Senior Notes	(1,581)	—
Proceeds from issuance of common stock upon exercise of stock options	12,796	21,522
Proceeds from issuance of common stock under the employee stock purchase plan	27,452	17,284
Capital contributions from non-controlling interest holders	7,905	800
Net cash provided by financing activities	46,353	39,606

Effect of foreign exchange rates on cash and cash equivalents	(1,663)	691

Net (decrease) increase in cash and cash equivalents	(11,100)	795,128

Cash and cash equivalents, beginning of period	1,918,608	264,798
Cash and cash equivalents, end of period	$1,907,508	$1,059,926

CROWDSTRIKE HOLDINGS, INC.
Non-GAAP Financial Measures with Reconciliation to GAAP
(in thousands, except percentages)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020
GAAP subscription revenue	$357,030	$213,530	$954,094	$560,008

GAAP subscription gross profit	$271,566	$163,947	$727,734	$429,144
Add: Stock-based compensation expense	5,969	3,226	15,548	7,856
Add: Amortization of acquired intangible assets	2,784	272	7,550	397
Non-GAAP subscription gross profit	$280,319	$167,445	$750,832	$437,397

GAAP subscription gross margin	76%	77%	76%	77%

Non-GAAP subscription gross margin	79%	78%	79%	78%

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020
GAAP total revenue	$380,051	$232,460	$1,020,584	$609,509

GAAP loss from operations	$(40,264)	$(24,159)	$(119,014)	$(76,726)
Add: Stock-based compensation expense	86,666	40,610	217,315	101,961
Add: Amortization of acquired intangible assets	3,337	372	9,072	579
Add: Acquisition-related expenses	971	2,119	5,912	2,119
Add: Legal reserve and settlement charges	—	—	2,500	—
Non-GAAP income from operations	$50,710	$18,942	$115,785	$27,933

GAAP operating margin	(11)%	(10)%	(12)%	(13)%

Non-GAAP operating margin	13%	8%	11%	5%

CROWDSTRIKE HOLDINGS, INC.
Non-GAAP Financial Measures with Reconciliation to GAAP (Continued)
(in thousands, except percentages and per share amounts)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020
GAAP net loss attributable to CrowdStrike	$(50,455)	$(24,531)	$(192,822)	$(73,627)

Add: Stock-based compensation expense	$86,666	$40,610	$217,315	$101,961
Add: Amortization of acquired intangible assets	3,337	372	9,072	579
Add: Acquisition-related expenses	971	2,119	5,912	2,119
Add: Amortization of debt issuance costs and discount	546	—	1,639	—
Add: Legal reserve and settlement charges	—	—	2,500	—
Add: Provision for income taxes(1)	—	—	48,824	—
Less: Gains and other income from strategic investments attributable to CrowdStrike	(5)	—	(2,183)	—

Non-GAAP net income attributable to CrowdStrike	$41,060	$18,570	$90,257	$31,032

Weighted-average shares used in computing GAAP net loss per share attributable to CrowdStrike common stockholders, basic and diluted	228,293	219,401	226,292	216,432
Weighted-average shares used in computing Non-GAAP net income per share attributable to CrowdStrike common stockholders, basic	228,293	219,401	226,292	216,432
Weighted-average shares used in computing Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	238,563	234,626	238,194	232,969

GAAP net loss per share attributable to CrowdStrike common stockholders, basic and diluted	$(0.22)	$(0.11)	$(0.85)	$(0.34)

Non-GAAP net income per share attributable to CrowdStrike common stockholders, basic	$0.18	$0.08	$0.40	$0.14
Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	$0.17	$0.08	$0.38	$0.13

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020
GAAP total revenue	$380,051	$232,460	$1,020,584	$609,509

GAAP net cash provided by operating activities	159,058	88,501	415,066	242,103
Less: Purchases of property and equipment	(29,627)	(9,911)	(85,420)	(40,245)
Less: Capitalized internal-use software and website development	(5,928)	(2,495)	(15,201)	(6,345)
Free cash flow	$123,503	$76,095	$314,445	$195,513

GAAP net cash (used in) provided by investing activities	$(44,735)	$(98,375)	$(470,856)	$512,728
GAAP net cash provided by financing activities	$7,554	$5,171	$46,353	$39,606

GAAP net cash provided by operating activities as a percentage of revenue	42%	38%	41%	40%
Less: Purchases of property and equipment as a percentage of revenue	(8)%	(4)%	(8)%	(7)%
Less: Capitalized internal-use software and website development as a percentage of revenue	(2)%	(1)%	(1)%	(1)%
Free cash flow margin	32%	33%	31%	32%
_____________________________
(1)We use our GAAP provision for income taxes for the purpose of determining our non-GAAP income tax expense. The tax costs for intellectual property integration relating to the Humio acquisition is included in the GAAP provision for income taxes during the first quarter of fiscal 2022. The income tax benefits related to stock-based compensation, amortization of intangibles, including purchased patents, acquisition related expenses, amortization of debt issuance costs and discount, and gains and other income from strategic investments attributable to CrowdStrike included in the GAAP provision for income taxes was not material for all periods presented.

CROWDSTRIKE HOLDINGS, INC.
Statements of Operations: GAAP to Non-GAAP Reconciliations
(in thousands)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020
GAAP cost of revenue	$101,664	$61,527	$270,601	$162,813
Less:
Stock based compensation expense	8,515	4,777	22,511	11,803
Amortization of acquired intangible assets	2,784	272	7,550	397
Non-GAAP cost of revenue	$90,365	$56,478	$240,540	$150,613

GAAP subscription gross profit	$271,566	$163,947	$727,734	$429,144
Add:
Stock based compensation expense	5,969	3,226	15,548	7,856
Amortization of acquired intangible assets	2,784	272	7,550	397
Non-GAAP subscription gross profit	$280,319	$167,445	$750,832	$437,397

GAAP professional services gross profit	$6,821	$6,986	$22,249	$17,552
Add:
Stock based compensation expense	2,546	1,551	6,963	3,947
Non-GAAP professional services gross profit	$9,367	$8,537	$29,212	$21,499

GAAP sales and marketing operating expenses	$164,960	$105,602	$453,952	$288,867
Less:
Stock based compensation expense	25,499	12,811	68,178	35,101
Amortization of acquired intangible assets	540	91	1,509	153
Non-GAAP sales and marketing operating expenses	$138,921	$92,700	$384,265	$253,613

GAAP research and development operating expenses	$97,630	$57,539	$266,265	$148,600
Less:
Stock based compensation expense	27,333	11,771	70,942	25,700
Amortization of acquired intangible assets	—	9	—	29
Non-GAAP research and development operating expenses	$70,297	$45,759	$195,323	$122,871

GAAP general and administrative operating expenses	$56,061	$31,951	$148,780	$85,955
Less:
Stock based compensation expense	25,319	11,251	55,684	29,357
Acquisition-related expenses	971	2,119	5,912	2,119
Amortization of acquired intangible assets	13	—	13	—
Legal reserve and settlement charges	—	—	2,500	—
Non-GAAP general and administrative operating expenses	$29,758	$18,581	$84,671	$54,479

GAAP loss from operations	$(40,264)	$(24,159)	$(119,014)	$(76,726)
Add:
Stock based compensation expense	86,666	40,610	217,315	101,961
Amortization of acquired intangible assets	3,337	372	9,072	579
Acquisition-related expenses	971	2,119	5,912	2,119
Legal reserve and settlement charges	—	—	2,500	—
Non-GAAP income from operations	$50,710	$18,942	$115,785	$27,933

CROWDSTRIKE HOLDINGS, INC.
Statements of Operations: GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2021	2020	2021	2020
GAAP net loss attributable to CrowdStrike	$(50,455)	$(24,531)	$(192,822)	$(73,627)
Add:
Stock based compensation expense	86,666	40,610	217,315	101,961
Amortization of acquired intangible assets	3,337	372	9,072	579
Acquisition-related expenses	971	2,119	5,912	2,119
Amortization of debt issuance costs and discount	546	—	1,639	—
Legal reserve and settlement charges	—	—	2,500	—
Provision for income taxes(1)	—	—	48,824	—
Less:
Gains and other income from strategic investments attributable to CrowdStrike	(5)	—	(2,183)	—
Non-GAAP net income attributable to CrowdStrike	$41,060	$18,570	$90,257	$31,032

Weighted-average shares used in computing basic net income (loss) per share attributable to CrowdStrike common stockholders (GAAP and Non-GAAP)	228,293	219,401	226,292	216,432

GAAP basic net loss per share attributable to CrowdStrike common stockholders	$(0.22)	$(0.11)	$(0.85)	$(0.34)

Non-GAAP basic net income per share attributable to CrowdStrike common stockholders	$0.18	$0.08	$0.40	$0.14

GAAP diluted net loss per share attributable to CrowdStrike common stockholders	$(0.22)	$(0.11)	$(0.85)	$(0.34)
Add:
Stock-based compensation	0.36	0.17	0.91	0.44
Amortization of acquired intangible assets	0.01	—	0.04	—
Acquisition-related expenses	—	0.01	0.02	0.01
Amortization of debt issuance costs and discount	—	—	0.01	—
Legal reserve and settlement charges	—	—	0.01	—
Provision for income taxes (1)	—	—	0.20	—
Adjustment to fully diluted earnings per share (2)	0.02	0.01	0.05	0.02
Less:
Gains and other income from strategic investments attributable to CrowdStrike	—	—	(0.01)	—
Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	$0.17	$0.08	$0.38	$0.13

Weighted-average shares used in diluted net income (loss) per share attributable to CrowdStrike common stockholders calculation:
GAAP	228,293	219,401	226,292	216,432
Non-GAAP	238,563	234,626	238,194	232,969
____________________________
(1)We use our GAAP provision for income taxes for the purpose of determining our non-GAAP income tax expense. The tax costs for intellectual property integration relating to the Humio acquisition is included in the GAAP provision for income taxes during the first quarter of fiscal 2022. The income tax benefits related to stock-based compensation, amortization of intangibles, including purchased patents, acquisition related expenses, amortization of debt issuance costs and discount, gains and other income from strategic investments attributable to CrowdStrike and legal reserve and settlement charges or benefits included in the GAAP provision for income taxes was not material for all periods presented.
(2)For periods in which we had diluted non-GAAP net income per share attributable to CrowdStrike common stockholders, the sum of the impact of individual reconciling items may not total to diluted Non-GAAP net income per share attributable to CrowdStrike common stockholders because the basic share counts used to calculate GAAP net loss per share attributable to CrowdStrike common stockholders differ from the diluted share counts used to calculate non-GAAP net income per share attributable to CrowdStrike common stockholders and because of rounding differences. The GAAP net loss per share attributable to CrowdStrike common stockholders calculation uses a lower share count as it excludes dilutive shares which are included in calculating the non-GAAP net income per share attributable to CrowdStrike common stockholders.
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Explanation of Non-GAAP Financial Measures
In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe the following non-GAAP measures are useful in evaluating our operating performance. We use the following non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.
Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison.  In addition, the utility of free cash flow as a measure of our financial performance and liquidity is limited as it does not represent the total increase or decrease in our cash balance for a given period.
Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.
Non-GAAP Subscription Gross Profit and Non-GAAP Subscription Gross Margin
We define non-GAAP subscription gross profit and non-GAAP subscription gross margin as GAAP subscription gross profit and GAAP subscription gross margin, respectively, excluding stock-based compensation expense and amortization of acquired intangible assets. We believe non-GAAP subscription gross profit and non-GAAP subscription gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these measures eliminate the effects of certain variables unrelated to our overall operating performance.
Non-GAAP Income from Operations
We define non-GAAP income from operations as GAAP loss from operations excluding stock-based compensation expense, amortization of acquired intangible assets, including purchased patents, acquisition-related expenses and legal reserve and settlement charges or benefits. We believe non-GAAP income from operations provides our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables unrelated to our overall operating performance.
Non-GAAP Net Income Attributable to CrowdStrike
We define non-GAAP net income attributable to CrowdStrike as GAAP net loss attributable to CrowdStrike excluding stock-based compensation expense, amortization of acquired intangible assets, including purchased patents, acquisition-related expenses, amortization of debt issuance costs and discount, gains and other income from strategic investments, legal reserve and settlement charges or benefits and the tax costs for intellectual property integration relating to the Humio acquisition. We believe non-GAAP net income attributable to CrowdStrike provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons, as this metric generally eliminates the effects of certain variables unrelated to our overall performance.
Non-GAAP Net Income per Share Attributable to CrowdStrike Common Stockholders, Basic and Diluted

We define non-GAAP net income per share attributable to CrowdStrike common stockholders, as non-GAAP net income attributable to CrowdStrike divided by the weighted-average shares outstanding, which includes the dilutive effect of potentially diluted common stock equivalents outstanding during the period.  We may periodically incur charges or receive payments in connection with litigation settlements. We exclude these charges and payments received from non-GAAP net income attributable to CrowdStrike when associated with a significant settlement because we do not believe they are reflective of ongoing business and operating results.

Free Cash Flow
Free cash flow is a non-GAAP financial measure that we define as net cash provided by operating activities less purchases of property and equipment and capitalized internal-use software and website development. We monitor free cash flow as one measure of our overall business performance, which enables us to analyze our future performance without the effects of non-cash items and allow us to better understand the cash needs of our business. While we believe that free cash flow is useful in evaluating our business, free cash flow is a non-GAAP financial measure that has limitations as an analytical tool, and free cash flow should not be considered as an alternative to, or substitute for, net cash provided by operating activities in accordance with GAAP. The utility of free cash flow as a measure of our liquidity is further limited as it does not represent the total increase or decrease in our cash balance for any given period. In addition, other companies, including companies in our industry, may calculate free cash flow differently or not at all, which reduces the usefulness of free cash flow as a tool for comparison.
Explanation of Operational Measures
Annual Recurring Revenue
ARR is calculated as the annualized value of our customer subscription contracts as of the measurement date, assuming any contract that expires during the next 12 months is renewed on its existing terms. To the extent that we are negotiating a renewal with a customer after the expiration of the subscription, we continue to include that revenue in ARR if we are actively in discussion with such an organization for a new subscription or renewal, or until such organization notifies us that it is not renewing its subscription.
Magic Number
Magic Number is calculated by performing the following calculation for the most recent four quarters and taking the average: annualizing the difference between a quarter’s Subscription Revenue and the prior quarter’s Subscription Revenue, and then dividing the resulting number by the previous quarter’s Non-GAAP Sales & Marketing Expense. Magic Number = Average of previous four quarters: ((Quarter Subscription Revenue – Prior Quarter Subscription Revenue) x 4) / Prior Quarter Non-GAAP Sales & Marketing Expense.